REGISTRATION RIGHTS AGREEMENT

                                 by and between

                               HOST FUNDING, INC.

                                       and

                            MACKENZIE PATTERSON, INC.



                            Dated: December 21, 1999

                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this "Agreement") is made and entered into as of December 21, 1999, by and between Host Funding, Inc., a Maryland corporation (the "Company"), and MacKenzie Patterson, Inc., a California corporation ("MPI"), for the benefit of the Designated Holders (as defined herein). This Agreement is entered into pursuant to that certain Stock Purchase Agreement of even date herewith, between the Company and MPI (the "Purchase Agreement"). The execution of this Agreement is a condition to the closing of the transactions contemplated by the Purchase Agreement.

         The parties hereby agree as follows:

         1.       Definitions.

                  As used in this Agreement the following terms have the meanings indicated:

                  "Affiliate" shall mean, with respect to any Person, any other Person who controls, is controlled by or is under common control with such Person.

                  "Approved Underwriter" has the meaning set forth in Section
         (f) of this Agreement.

                  "Common Stock" means the Class A Common Stock, $.01 par value per share, of the Company.

                  "Company" means Host Funding, Inc., a Maryland corporation.

                  "Company Underwriter" has the meaning set forth in Section 4(a) of this Agreement.

                  "Demand Registration" has the meaning set forth in Section 3(a) of this Agreement.

                  "Demand Registration Statement" has the meaning set forth in
         Section 3(a) of this Agreement.

                  "Designated Holder" means each record owner of any Registrable Securities, including MPI and its Affiliates, and any transferee to whom Registrable Securities have been transferred, other than a transferee to whom such securities have been transferred pursuant to a Registration Statement under the Securities Act or Rule 144 under the Securities Act.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                  "Holders' Counsel" has the meaning set forth in Section 6(a)(i) of this Agreement.

                  "Incidental Registration" has the meaning set forth in
          Section 4(a) of this Agreement.

                  "Indemnified Party" has the meaning set forth in Section 7(c) of this Agreement.

                  "Indemnifying Party" has the meaning set forth in Section 7(c) of this Agreement.

                  "Initiating Holders" has the meaning set forth in Section 3(a) of this Agreement.

                  "Inspector" has the meaning set forth in Section 6(a)(viii) of this Agreement.

                  "NASD" has the meaning set forth in Section 6(a)(xiv) of this Agreement.

                  "MPI" means MacKenzie Patterson, Inc., a California corporation.

                  "Person" means any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

                  "Preferred  Stock"  means the Series A  Convertible  Preferred
         Stock, $.01 par value per share, liquidation preference $4.00 per share, of the Company, issued to MPI pursuant to the terms of the Purchase Agreement.

                  "Purchase Agreement" means the Stock Purchase Agreement of even date herewith between the Company and MPI.

                  "Records" has the meaning set forth in Section 6(a)(viii) of this Agreement.

                  "Registrable Securities" means the Underlying Common Stock, upon original issuance thereof and at all times subsequent thereto except as provided in this Agreement.

                  "Registration Expenses" has the meaning set forth in Section 6(d) of this Agreement.

                  "Registration Statement" means a registration statement filed pursuant to the Securities Act.

                  "SEC" means the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                 "Underlying Common Stock" means the shares of the Common Stock issuable upon conversion of the Preferred Stock and the shares of Common Stock issuable upon exercise of the Warrants.

                  "Warrants" means the warrants issued by the Company to MPI pursuant to the Purchase Agreement and the Warrant Agreement.

                  "Warrant   Agreement"   means  the  Warrant   Agreement  dated
         effective as of December 21, 1999 between the Company and MPI.

         2.       General; Securities Subject to this Agreement.

                  (a) Grant of Rights. The Company hereby grants registration rights to the Designated Holders upon the terms and conditions set forth in this Agreement.

                  (b) Registrable Securities. For the purposes of this Agreement, Registrable Securities will cease to be Registrable Securities when
(i) a Registration Statement covering the resale of such Registrable Securities by the Designated Holders has been declared effective under the Securities Act by the SEC and such Registrable Securities have been disposed of pursuant to such effective Registration Statement, (ii) the entire amount of Registrable Securities proposed to be sold by a Designated Holder in a single sale, in the opinion of counsel satisfactory to the Company and the Designated Holder, each in their reasonable judgment, may be distributed to the public without any limitation as to volume or manner of sale pursuant to Rule 144(k) (or any successor provision then in effect) under the Securities Act or (iii) the Registrable Securities are proposed to be sold or distributed by a Person not entitled to the registration rights granted by this Agreement.

                  (c) Holders of Registrable Securities. A Person is deemed to be a holder of Registrable Securities whenever such Person owns of record
Registrable  Securities,   or  holds  an  option  to  purchase,  or  a  security
convertible into or exercisable or exchangeable for, Registrable Securities, whether or not such acquisition or conversion has actually been effected and disregarding any legal restrictions upon the exercise of such rights. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company may act upon the basis of the instructions, notice or election received from the registered owner of such Registrable Securities. Registrable Securities issuable upon exercise of an option or upon conversion of another security shall be deemed outstanding for the purposes of this Agreement.

         3.       Demand Registration.

                  (a) Request for Demand Registration. At any time after the date of this Agreement, one or more Designated Holders holding at least 25% of the Registrable Securities (the "Initiating Holders") may make, in the aggregate, up to four (4) written requests to the Company to register, under the Securities Act and under the securities or "blue sky" laws of any jurisdictions designated by such holders (a "Demand Registration"), the number of Registrable Securities stated in such request. Each request for a Demand Registration by the Initiating Holders shall state the amount of the Registrable Securities proposed to be sold and the intended method of disposition thereof and may include the resale from time to time of Registrable Securities by the Designated Holders in market transactions or other methods specified in the notice. Upon a request for a Demand Registration, the Company shall promptly take such steps as are reasonably necessary or appropriate to prepare and file with the SEC and to be declared effective a registration statement (a "Demand Registration Statement") to effect the registration and/or resale of the Registrable Securities in the amounts and in the manner described in such request, including a shelf registration on Form S-3 or any successor thereto with respect to the resale of the Registrable Securities by the Designated Holders.

                  (b) Incidental or "Piggy-Back" Rights with Respect to a Demand Registration. Each of the Designated Holders (other than the Initiating Holders) may offer its Registrable Securities under any Demand Registration Statement pursuant to this Section 3. Within ten (10) days after the receipt from the Initiating Holders of a request for a Demand Registration, the Company shall (i) give written notice thereof to all of the Designated Holders (other than the Initiating Holders) and (ii) subject to Section 3(e), include in such registration all of the Registrable Securities held by such Designated Holders from whom the Company has received a written request for inclusion therein within ten (10) days following receipt by such Designated Holders of the written notice referred to in clause (i) above (which Designated Holders shall be deemed Initiating Holders for purposes of this Section 3). Each such request by such Designated Holders shall specify the number of Registrable Securities proposed to be registered and the intended method of disposition thereof. The failure of any Designated Holder to respond within such ten (10) day period referred to in clause (ii) above shall be deemed to be a waiver of such Designated Holder's rights under this Section 3, provided that any Designated Holder may waive its rights under this Section 3 prior to the expiration of such ten (10) day period by giving written notice to the Company, with a copy to the Initiating Holders.

                  (c) Effective Demand Registration. The Company shall use its best efforts to cause any such Demand Registration Statement to become and remain effective as soon as practicable, but in any event not later than ninety
(90) days after it receives a request under Section 3(a) hereof and shall maintain the effectiveness of the Demand Registration Statement until the earlier to occur of (i) the date on which all Registrable Securities included in the Demand Registration Statement become freely tradeable without restriction pursuant to Rule 144(k) under the Securities Act, or any successor provision,

(ii) the date on which the Initiating Holders sell all of the Registrable Securities, and (iii) two (2) years from the effective date of the Demand Registration Statement. A registration shall not constitute a Demand Registration until it has become effective and remains continuously effective in accordance with the terms of the preceding sentence; provided, however, that a registration shall neither constitute a Demand Registration nor a written request for registration pursuant to Section 3(a), if (x) after such Demand Registration has become effective, such registration or the related offer, sale or distribution of Registrable Securities thereunder is interfered with in any way by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason not attributable to the Initiating Holders and such interference is not thereafter eliminated, (y) the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such Demand Registration are not satisfied or waived, other than by reason of a failure by the Initiating Holders or (z) if the request for such Demand Registration is withdrawn by the Initiating Holders, in which event such Initiating Holders shall immediately reimburse the Company upon demand for all Registration Expenses incurred by the Company in relation to such Demand Registration.

                  (d) Expenses. In any registration initiated as a Demand Registration, the Company shall pay all Registration Expenses (other than underwriting discounts, commissions and applicable transfer taxes with respect to Registrable Securities) in connection therewith, whether or not such Demand Registration becomes effective, unless the Demand Registration fails to become effective due to a withdrawal by the Initiating Holders or by reason of any failure attributable to the Initiating Holders, in which latter event the Initiating Holders shall immediately reimburse the Company upon demand for all Registration Expenses incurred by the Company in connection with such Demand Registration.

                  (e) Underwriting Procedures. If the Initiating Holders holding a majority of the Registrable Securities held by all of the Initiating Holders to which the requested Demand Registration relates so elect, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of a firm commitment underwritten offering and the managing underwriter or underwriters selected for such offering shall be the Approved Underwriter (as hereinafter defined) selected in accordance with Section 3(f). In connection with any Demand Registration under this Section 3 involving an underwritten offering, none of the Registrable Securities held by any Designated Holder making a request for inclusion of such Registrable Securities pursuant to
Section 3(b) hereof shall be included in such underwritten offering unless such Designated Holder accepts the terms of the underwriting as agreed upon by the Company, the Initiating Holders and the Approved Underwriter, and then only in such quantity as will not, in the opinion of the Approved Underwriter, jeopardize the success of such offering by the Initiating Holders. If the Approved Underwriter advises a Designated Holder in writing that in its opinion the aggregate amount of Registrable Securities requested to be included in such offering is sufficiently large to have a material adverse effect on the success of the underwritten offering, then the Company shall include in such registration only the aggregate amount of Registrable Securities that in the opinion of the Approved Underwriter may be sold without any such material adverse effect and shall reduce, first as to the Designated Holders (who are not original Initiating Holders and who requested to participate in such registration pursuant to Section 3(b) hereof) as a group, if any; and second as to the Initiating Holders as a group, pro rata within each group based on the number of Registrable Securities included in the request for Demand Registration.

                 (f) Selection of Underwriters. If any Demand Registration of Registrable Securities is in the form of an underwritten offering, the Company shall select and obtain an investment banking firm to act as the managing underwriter of the offering (the "Approved Underwriter"). If the Company fails to select and obtain an Approved Underwriter, the Initiating Holders holding a majority of the Registrable Securities held by all such Initiating Holders shall select and obtain an Approved Underwriter, subject to the reasonable approval of the Company.

         4. Incidental or "Piggy-Back" Registration.

                  (a) Request for Incidental Registration. If the Company proposes to file a Registration Statement under the Securities Act with respect to an offering by the Company for its own account (other than a Registration Statement on Form S-4 or Form S-8 or any successor thereto) or an offering on behalf of other securities holders of the Company (other than the Designated Holders), then the Company shall give written notice of such proposed filing to each of the Designated Holders of Registrable Securities at least thirty (30) days before the anticipated filing date of the Registration Statement, and such notice shall describe the proposed registration and distribution and offer such Designated Holders the opportunity to register the number of Registrable Securities as each such holder may request (an "Incidental Registration"). The Company shall use its reasonable best efforts (within ten (10) days of the notice provided for in the preceding sentence) to cause the managing underwriter or underwriters of a proposed underwritten offering (the "Company Underwriter") to permit each Designated Holder which has requested in writing to include Registrable Securities in the Incidental Registration to participate in such offering on the same terms and conditions as the securities of the Company included therein. In connection with any Incidental Registration under this
Section 4(a) involving an underwritten offering, the Company shall not be required to include any Registrable Securities in such underwriting unless the Designated Holders thereof accept the terms of the underwriting as agreed upon between the Company and the Company Underwriter, and then only in such quantity as will not, in the opinion of the Company Underwriter, jeopardize the success of the offering by the Company. If in the written opinion of the Company Underwriter the registration of all or part of the Registrable Securities which the Designated Holders have requested to be included in the underwritten offering by the Company would materially adversely affect such offering, then the Company shall be required to include in such Incidental Registration, to the extent of the amount that the Company Underwriter believes may be sold without causing such adverse effect, first, all of the securities to be offered for the account of the Company; second, the Registrable Securities to be offered for the account of the Designated Holders pursuant to this Section 4, pro rata based on the amount recommended by the Company Underwriter; and third, any other securities requested to be included in such underwriting.

                  (b) Expenses. The Company shall bear all Registration Expenses (other than underwriting discounts, commissions and applicable transfer taxes with respect to Registrable Securities) in connection with any Incidental Registration pursuant to this Section 4, whether or not such Incidental Registration becomes effective.

         5.       Holdback Agreements.

                  (a) Restrictions on Public Sale by Designated Holders. Each of the Designated Holders agrees not to effect any public sale or distribution (including, without limitation, any sales or distributions pursuant to an effective shelf registration statement) of any Registrable Securities being registered or of any securities convertible into or exchangeable or exercisable for such Registrable Securities, including a sale pursuant to Rule 144 under the Securities Act, during the sixty (60) day period beginning on the effective date of such Registration Statement (except as part of such registration), (i) in the case of a non-underwritten public offering, if and to the extent requested by the Initiating Holders (in the event of a Demand
Registration pursuant to Section 3) or the Company (in the event of an Incidental Registration pursuant to Section 4(a)), as the case may be, or (ii) in the case of an underwritten public offering, if and to the extent requested by the Approved Underwriter (in the event of a Demand Registration pursuant to
Section 3) or the Company Underwriter (in the event of an Incidental Registration pursuant to Section 4(a), as the case may be.

                  (b) Restrictions on Public Sale by the Company. The Company agrees not to effect any public sale or distribution of any of its securities, or any securities convertible into or exchangeable or exercisable for such securities (except pursuant to registrations on Form S-4 or S-8 or any successor thereto), during the period beginning on the effective date of any Registration Statement in which the Designated Holders of Registrable Securities are participating and ending on the earlier of (i) the date on which all Registrable Securities registered on such Registration Statement are sold and (ii) ninety
(90) days after the effective date of such Registration Statement.

         6.       Registration Procedures.

                  (a) Obligations of the Company. Whenever registration of Registrable Securities has been requested pursuant to Section 3 or Section 4 of this Agreement, the Company shall use its reasonable best efforts to effect the registration and sale of such Registrable Securities in accordance with the Designated Holders' intended method of distribution thereof as quickly as practicable, and in connection with any such request, the Company shall, as expeditiously as possible:

                           (i)      prepare and file with the SEC a Registration
Statement on any form for which the Company then qualifies or which counsel for the Company and the Designated Holders shall deem appropriate and which form shall be available for the sale of such Registrable Securities in accordance with the intended method of distribution thereof, and use its reasonable best efforts to cause such Registration Statement to become and remain effective; provided, however, that (A) before filing a Registration Statement or prospectus or any amendments or supplements thereto, the Company shall provide counsel selected by the Designated Holders holding a majority of the Registrable Securities being registered in such registration ("Holders' Counsel") and any other Inspector with an adequate and appropriate opportunity to review such Registration Statement and each prospectus included therein (and each amendment or supplement thereto) to be filed with the SEC, and will not file any Registration Statement or prospectus or any amendment or supplement thereto to which the Designated Holders whose Registrable Securities are being registered or sold pursuant thereto shall reasonably object, and (B) the Company shall notify the Holders' Counsel and each seller of Registrable Securities of any stop order issued or threatened by the SEC and take all reasonable action required to prevent the entry of such stop order or to remove it if entered as soon as possible;

                           (ii)    prepare and file with the SEC such amendments
and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the periods described herein;

                           (iii) as soon as reasonably possible, furnish to each
seller of Registrable Securities, prior to filing a Registration Statement, copies of such Registration Statement as is proposed to be filed, and thereafter such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents as each such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                           (iv) register or qualify such Registrable  Securities
under such other securities or "blue sky" laws of such jurisdictions as any seller of Registrable Securities may reasonably request (and to notify each Designated Holder of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose), and to continue such qualification in effect for the periods described herein, and do any and all other acts and things which may be reasonably necessary or advisable to enable any such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, however, that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 6(a)(iv), (B) subject itself to taxation in any such jurisdiction solely as a result of this Section 6(a)(iv) or (C) consent to general service of process in any such jurisdiction solely as a result of this Section 6(a)(iv);

                           (v)      use its reasonable best efforts to cause the
Registrable   Securities   covered  by  such   Registration  Statement  to  be
registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company or otherwise to enable the seller or sellers of Registrable Securities to consummate the disposition of such Registrable Securities;

                           (vi)     notify each seller of Registrable Securities
at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such Registration Statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and promptly prepare and file a supplement or amendment to such prospectus and furnish to each seller of Registrable Securities a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, upon delivery to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;

                           (vii)  enter into and  perform  customary  agreements
(including an  underwriting  agreement  in  customary   form  with the Approved
Underwriter or Company Underwriter, if any, selected as provided in Section 3 or
Section 4, as the case may be) and take such other actions as are prudent and reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

                           (viii) make available for inspection by any seller of
Registrable  Securities,   any   managing  underwriter  participating  in  any
disposition pursuant to such Registration Statement, Holders' Counsel and any attorney, accountant or other agent retained by any such seller or any managing underwriter (each, an "Inspector" and collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's and its subsidiaries' officers, directors and employees, and the independent public accountants of the Company, to supply all information reasonably requested by any such Inspector in connection with such Registration Statement. Records that the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (A) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the Registration Statement, (B) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (C) the information in such Records was known to the Inspectors on a non-confidential basis prior to its disclosure by the Company or has been made generally available to the public. Each seller of Registrable Securities agrees that it shall, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

                           (ix)     if such sale is pursuant to an underwritten
offering, use its best efforts to obtain a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as Holders' Counsel or the managing underwriter reasonably request;

                          (x)      use  its  best efforts  to  furnish, at  the
request of any seller of Registrable Securities on the date such securities are delivered to the underwriters for sale pursuant to such registration or, if such securities are not being sold through underwriters, on the date the Registration Statement with respect to such securities becomes effective, an opinion, dated such date, of counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the seller making such request, covering such legal matters with respect to the Registrable Securities and the registration thereof in respect of which such opinion is being given as such seller may reasonably request and are customarily included in such opinions;

                           (xi)     otherwise use  its  best  efforts  to comply
with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable but no later than fifteen (15) months after the effective date of the Registration Statement, an earnings statement covering a period of twelve (12) months beginning after the effective date of the Registration Statement, in a manner which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

                           (xii)  cause all such  Registrable  Securities  to be
listed on each securities exchange on which similar securities issued by the Company are then listed (provided that the applicable listing requirements are satisfied) and direct the Company's transfer agent to cooperate with the Designated Holders to facilitate the timely preparation and delivery of certificates not bearing any securities laws restrictive legends representing the Registrable Securities to be sold and in such denominations and names as the Designated Holders may request;

                           (xiii) keep Holders' Counsel advised in writing as to
the initiation and progress of any registration under Section 3 or Section 4 hereunder;

                           (xiv)  cooperate with each  seller of  Registrable
Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD");

                           (xv) file,  when due,  all reports and other  filings
required to be made by the Company pursuant to the Exchange Act so as to enable the Designated Holders to comply with the current public information requirements contained in paragraph (c) of Rule 144 under the Securities Act (or any successor provisions) and to qualify the Company for the use of a Registration Statement on Form S-3 for the resale of the Registrable Securities by the Designated Holders (if the Company otherwise meets the eligibility requirements for the use of Form S-3);

                           (xvi)  use  best  efforts  to take  all  other  steps
reasonably   necessary  to  effect  the  registration  of  the  Registrable
Securities contemplated hereby; and

                           (xvii)  make any effort to obtain the  withdrawal  of
any order suspending the effectiveness of any Registration Statement at the earliest possible time.

                  (b) Seller Information. The Company may require each seller of
Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the seller's distribution of Registrable Securities as the Company may from time to time reasonably request in writing.

                  (c) Notice to Discontinue. Each Designated Holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the type described in Section 6(a)(vi), such Designated Holder shall forthwith discontinue disposition of Registrable
Securities pursuant to the Registration Statement covering such Registrable Securities until such Designated Holder's receipt of copies of the supplemented or amended prospectus contemplated by Section 6(a)(vi) and, if so directed by the Company, such Designated Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Designated Holder's possession, of the prospectus covering such Registrable
Securities which is current at the time of receipt of such notice. If the Company shall give any such notice, the Company shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement (including, without limitation, the period referred to in Section 6(a)(ii)) by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(a)(vi) to and including the date when the Designated Holder shall have received the copies of the supplemented or amended prospectus contemplated by and meeting the requirements of Section 6(a)(vi).

                  (d) Registration Expenses. The Company shall pay all expenses (other than as set forth in Sections 3(d) and 4(b)) arising from or incident to the performance of, or compliance with, this Agreement, including, without limitation, (i) SEC, stock exchange and NASD registration and filing fees, (ii) all fees and expenses incurred in complying with securities or "blue sky" laws (including reasonable fees, charges and disbursements of counsel in connection with "blue sky" qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses, (iv) the fees, charges and expenses of counsel to the Company and of its independent public accountants and any other accounting fees, charges and expenses incurred by the Company (including, without limitation, any expenses arising from any special audits or comfort letters incident to or required by any registration or qualification) and the reasonable legal fees, charges and expenses of one counsel engaged by the Initiating Holders to represent their interests in connection with a Demand Registration and (v) any liability insurance or other premiums for insurance obtained by the Company in connection with any Demand Registration or Incidental Registration pursuant to the terms of this Agreement, regardless of whether such Registration Statement is declared effective (all such expenses being "Registration Expenses").

         7.       Indemnification; Contribution.

                  (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless and to reimburse upon request, to the fullest extent permitted by law, each Designated Holder, its officers, directors, trustees, partners, employees, advisors and agents and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such Designated Holder from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and counsel) arising out of or based upon any untrue, or allegedly untrue, statement of a material fact contained or incorporated by reference in any Registration Statement, prospectus or preliminary prospectus or notification or offering circular (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are contained in any information concerning such Designated Holder furnished in writing to the Company by such Designated Holder expressly for use therein. The Company shall also provide customary indemnities to any underwriters of the Registrable Securities, their officers, directors and employees and each Person who controls such underwriters (within the meaning of the Securities Act and the Exchange
Act) to the same extent as provided above with respect to the indemnification of the Designated Holders.

                  (b) Indemnification by Designated Holders. In connection with any Registration Statement in which a Designated Holder is participating pursuant to Section 3 or Section 4 hereof, each such Designated Holder shall furnish to the Company in writing such information with respect to such Designated Holder as the Company may reasonably request or as may be required by law for use in connection with any such Registration Statement or prospectus and each Designated Holder agrees to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees and each Person who controls the Company (within the meaning of the Securities Act and the Exchange Act) to the same extent as the foregoing indemnity from the Company to the Designated Holders, but only with respect to any such information with respect to such Designated Holder furnished in writing to the Company by such Designated Holder expressly for use therein.

                  (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder (the "Indemnified Party") agrees to give prompt written notice to the indemnifying party (the "Indemnifying Party") after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; provided, however, that the failure so to notify the Indemnified Party shall not relieve the Indemnifying Party of any liability that it may have to the Indemnified Party hereunder. If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to such Indemnified Party. The

Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action with counsel reasonably satisfactory to the Indemnified Party in its reasonable judgment or
(iii) the named parties to any such action (including any impleaded parties) have been advised by such counsel that either (x) representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct or (y) there may be one or more legal defenses available to the Indemnified Party which are different from or additional to those available to the Indemnifying Party. In either of such cases, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party but shall pay, or promptly reimburse the Indemnified Party upon request for, the Indemnified Party's counsel fees and expenses and all losses, claims, costs, liabilities and expenses, as incurred by the Indemnified Party arising out of or based upon the matters described in Section 7(a). No Indemnifying Party shall be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld.


                  (d) Contribution.  If the indemnification provided for in this
Section 7 from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative faults of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Sections 7(a), 7(b) and 7(c), any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding; provided that the total amount to be contributed by a Designated Holder shall be limited to the net proceeds received by such Designated Holder from the sale of Registrable Securities pursuant to the Registration Statement, prospectus, notification or offering circular alleged to contain such untrue statement of material fact or omission of a material fact.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person.

         8. Rule 144.

                  The Company covenants that it shall (a) file any reports required to be filed by it under the Exchange Act and (b) take such further action as each Designated Holder of Registrable Securities may reasonably request (including providing any information necessary to comply with Rule 144 under the Securities Act), all to the extent required from time to time to enable such Designated Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such rule may be amended from time to time, or (ii) any similar rules or regulations hereafter adopted by the SEC. The Company shall, upon the request of any Designated Holder of Registrable Securities, deliver to such Designated Holder a written statement as to whether it has complied with such requirements.

         9.       Miscellaneous.

                  (a) Recapitalizations, Exchanges, etc. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to (i) the Registrable Securities and (ii) any and all equity securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in conversion of, in exchange for or in substitution of, the Registrable Securities and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof. The Company shall cause any successor or assign (whether by merger, consolidation or otherwise) to enter into a new registration rights agreement with the Designated Holders having the same substantive terms of this Agreement as a condition of any such transaction.

                  (b) No Inconsistent Agreements. The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Designated Holders in this Agreement or grant any additional registration rights to any Person or with respect to any securities which are not Registrable Securities which are prior in right to or inconsistent with the rights granted in this Agreement.

                  (c) Remedies. The Designated Holders, in addition to being entitled to exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of their rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive in any action for specific performance the defense that a remedy at law would be adequate.

                  (d) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless consented to in writing by (i) the Company and (ii) the Designated Holders holding Registrable Securities representing (after giving effect to any adjustments) at least 75% of the aggregate value of Registrable Securities owned by all of the Designated Holders. Any such written consent shall be binding upon the Company and all of the Designated Holders. A copy of any such amendment together with an executed signature page shall be timely distributed to all Designated Holders.

                  (e) Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be made by registered or certified first-class mail, return receipt requested, telecopier, courier service, overnight mail or personal delivery:

                                   (i)      if to the Company:

                                   Host Funding, Inc.
                                   1040 School Street
                                   Moraga, California 84556

                                   Telecopy: 925/376-7983
                                   Attention: President

                                   (ii)     if to MPI:

                                   MacKenzie Patterson, Inc.
                                   1040 School Street
                                   Moraga, California 84556
                                   Telecopy: 925/376-7983
                                   Attention: Glen Fuller

                                   (iii) if to any other Designated Holder, at its address as it appears on the stock record books of the Company.

                  All such notices and communications shall be deemed to have been duly given when delivered, if personally delivered by hand or delivered by commercial courier service or overnight mail; two (2) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.

                 (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties hereto. The Company may not assign its rights or obligations under this Agreement without the prior written consent of each Designated Holder. Notwithstanding the foregoing, no assignee of the Company shall have any of the rights granted under this Agreement until such assignee of the Company shall acknowledge its rights and obligations under this Agreement by a signed written agreement for the benefit of the Designated Holders pursuant to which such assignee accepts such rights and obligations.

                  (g) Third Party Beneficiaries. No Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of any of the rights granted hereunder.

                  (h) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (i)  Headings.   The  headings  in  this   Agreement  are  for
convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (j) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

                  (k) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, it being intended that all of the rights and privileges of the Designated Holders shall be enforceable to the fullest extent permitted by law.

                  (l) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and in the Purchase Agreement. This Agreement supersedes all other prior agreements and understandings between the parties with respect to such subject matter.

                  (m) Further Assurances. Each of the parties shall execute such documents and perform such further acts as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

                  (n) Forms. All references in this Agreement to particular forms of registration statements, rules and laws are intended to include any successor forms, rules or laws which are intended to replace, or to apply to similar transactions, as the forms, rules or laws herein referenced.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement on the date first written above.

HOST FUNDING, INC.


By:/s/ Michael S. McNulty
Name:  Michael S. McNulty
Title: President


MACKENZIE PATTERSON, INC.


By:/s/ C.E. Patterson
Name:  C.E. Patterson
Title: President